PROSPECTUS
June 28, 2017

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
INSTITUTIONAL SHARES (Ticker: HLRRX)
PLATFORM SHARES (Ticker: HLPPX)
Z SHARES (Ticker: HLZZX)

REMS REAL ESTATE INCOME 50/50 FUND
INSTITUTIONAL SHARES (Ticker: RREIX)
PLATFORM SHARES (Ticker: RREFX)
Z SHARES (Ticker: RREZX)

REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND
INSTITUTIONAL SHARES* (Ticker: REIFX)
PLATFORM SHARES (Ticker: REIYX)
Z SHARES (Ticker: REIZX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

* Prior to June 28, 2017, Institutional Shares were named Founders Shares.

This prospectus describes REMS Real Estate Value-Opportunity Fund, REMS Real Estate Income 50/50 Fund, and REMS International Real Estate Value-Opportunity Fund (the “Funds”). The Funds are authorized to offer three classes of shares, all of which are offered by this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary – REMS Real Estate Value-Opportunity Fund	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Risks	4
Performance Information	7
Investment Adviser	9
Portfolio Managers	10
Fund Summary – REMS Real Estate Income 50/50 Fund	11
Investment Objective	11
Fees and Expenses	11
Principal Investment Strategies	13
Principal Risks	14
Performance Information	17
Investment Adviser	19
Portfolio Managers	19
Fund Summary – REMS International Real Estate Value-Opportunity Fund	21
Investment Objective	21
Fees and Expenses	21
Principal Investment Strategies	22
Principal Risks	25
Performance History	29
Investment Adviser	31
Portfolio Managers	31
Purchase and Sale of Fund Shares	32
Tax Information	32
Payments to Broker-Dealers and Other Financial Intermediaries	32
Additional Information About Fund Investments	33
Additional Strategy Information for All Funds	34
Additional Information About Risk	37
Portfolio Holdings Disclosure	41
The Investment Adviser	42
The Portfolio Managers	43
How To Buy Shares	44
How To Sell Shares	47
Dividends, Distributions and Taxes	49
Net Asset Value	51
Fair Value Pricing	51
Frequent Purchases and Redemptions	52
General Information	54
Financial Highlights	58
For More Information About the Funds	Back Cover

FUND SUMMARY – REMS Real Estate Value-Opportunity Fund

Investment Objective

The REMS Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Z Shares which are not reflected in the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Platform Shares	Z Shares
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	–	0.25%	–
Other Expenses
Dividend Expense on Securities Sold Short and Interest Expense on Borrowing	0.14%	0.14%	0.14%
Shareholder Services Plan	0.11%	0.11%	–
Other Expenses	0.15%	0.15%	0.15%

Total Other Expenses	0.40%	0.40%	0.29%

Total Annual Fund Operating Expenses	1.40%	1.65%	1.29%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.01)%	(0.01)%	(0.01)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.39%	1.64%	1.28%

(1)
Real Estate Management Services Group, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.25% of the Fund’s average daily net assets until April 30, 2028. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the

Trust (the “Board”). The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each of the numbers shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$142	$440	$761	$1,669
Platform Shares	$167	$517	$892	$1,944
Z Shares	$130	$406	$702	$1,545

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.05% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its Value, Yield-Advantage strategy (as described in more detail below) through investment in public real estate securities, which may include equity REITs, mortgage REITs, REIT preferreds, and other publicly traded companies whose primary business is in the real estate industry. This strategy often leads to investment in smaller capitalization companies (under $1B). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. Equity securities can consist of common stocks such as REITS, real estate operating companies and real estate exposed companies. Securities can also include rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

For purposes of the Fund’s investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. These include securities issued by real estate investment trusts (“REITs”) and real estate operating companies. The Fund does not invest in real estate directly.

In selecting Fund investments, the Adviser employs its Value, Yield-Advantage investment process, which seeks to invest Fund assets in companies whose underlying real estate assets are trading at a discount to their private market value (i.e., the value of the ownership interest held by a private owner as opposed to a publicly traded company). In selecting Fund investments, the strategy also seeks to find above average dividend yield and strong free cash flow. The Adviser screens its universe of real estate securities for a number of proprietary valuation, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company -specific research to narrow the investment options for the Fund. The Fund may invest in companies without regard to their market capitalization. The Fund’s strategy is an all-cap strategy which means that investments are not made based on securities in REIT indices or benchmarks. The Fund’s investment process is indifferent to index weightings, which generally results in a portfolio that is differentiated by company names and percentage exposures. The portfolio of securities in which the Fund invests will normally be U.S. issuers that are considered by the Adviser to be undervalued relative to the value of the underlying real estate. The Fund is non-diversified which means it may hold a smaller number of positions than a fund that is diversified.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The Adviser is most likely to employ the use of leverage during periods when dividend yields from the Fund’s investments are in excess of the cost to borrow, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

The Fund may take short positions in the Fund totaling up to 30% of the Fund’s total assets. The Adviser would be most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where the investment’s fundamental outlook is believed poor relative to its current valuation. The Adviser may short either individual securities and/or index funds when appropriate.

While both leverage and shorting are permitted, neither is required to execute the Fund’s Value, Yield-Advantage investment process. The Fund is long biased.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Real Estate Market and REIT Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs, and in particular, mortgage REITs, are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs may also be subject to limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

The distributions the Fund receives from REITS generally will be taxable as ordinary income (to the extent that they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, products, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Leverage Risk. The Fund may use leverage in executing its investment strategy. Leverage will increase the volatility of the Fund’s performance and its risk. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The amount of the Fund’s borrowings, and the interest rates at which the Fund borrows, in particular, will affect the operating results of the Fund. There can be no assurance that a leveraging strategy will be successful.

Short Sales Risk. The Fund may engage in short sales of securities and index funds in executing its investment strategy. Short sales may not exceed 30% of the Fund’s total assets. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may incur expenses in selling securities short.

Stock Market Risk. Stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Non-Diversification Risk. The Fund is non-diversified and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the Fund’s portfolio may have a greater impact on the Fund’s net asset value than it would on a diversified fund. The Fund’s share price may fluctuate more than the share price of a comparable diversified fund.

Investment Style Risk. The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to perform more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. This credit risk may also include that the issuer cannot afford to pay the preferred dividend due to tenant vacancies, defaults, or other cash flow issues. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e., a change in tax law that adversely affects the Company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.theworldfundstrust.com or by calling toll-free 800-673-0550.

The Fund acquired the assets and assumed the historical performance of another mutual fund (the “Predecessor Fund”) on November 25, 2005. The performance shown in the bar chart and table for periods between that date and December 16, 2002 is the performance of the Predecessor Fund. On December 16, 2002, the Predecessor Fund acquired the assets of an unregistered, similarly managed investment company (the “Partnership”). Performance prior to that date is that of the Partnership. The Partnership was not subject to the same investment and tax restrictions as the Predecessor Fund or the Fund; if it had been, the Partnership’s performance may have been lower. Additionally, on August 15, 2014 the Fund was reorganized from a series of World Funds, Inc., a Maryland corporation, to a series of the World Funds Trust (the “Trust”), a Delaware statutory trust (the “Reorganization”). The performance information shown below is based upon the average total returns of the Fund (which, as noted above, includes the performance of the Predecessor Fund and the Partnership) prior to the Reorganization. The performance information below is intended to serve as an illustration of the variability of the Fund’s returns. The fee and expense structure prior to the Reorganization was different and could have impacted results.

The following bar chart shows the Fund’s annual returns for the Institutional Shares of the Fund as of December 31, 2016. The performance of the Fund’s Platform Shares and Z Shares would have been different because the expenses of those Classes differ.

Year-By-Year Annual Returns

During the periods shown, the highest quarterly return was 34.51% (quarter ended September 30, 2009) and the lowest quarterly return was -33.64% (quarter ended December 31, 2008). The quarterly return for the most recent quarter ended March 31, 2017 was -0.76%.

Average Annual Returns For Periods Ended December 31, 2016*

The table below shows how average annual total returns of the Fund’s Institutional Shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Because the Partnership was not a regulated investment company and, therefore, did not distribute current or accumulated earnings and profits, after-tax returns are not included for the period of the Partnership’s operations (December 1, 1999 to December 16, 2002). The after-tax returns for the Platform Shares will differ from those of the Institutional Shares and Z Shares as the expenses of the Classes differ.

Return Before Taxes	One Year	Five Years	Since Inception as a Mutual Fund	Since Inception of the Partnership

Institutional Shares	9.89%	13.85%	10.72% (12/16/02)	13.54% (12/1/99)
Platform Shares	9.62%	13.56%	13.47% (12/22/09)	N/A

Return After Taxes – Institutional Shares	One Year	Five Years	Since Inception as a Mutual Fund (12/16/02)	Since Inception of the Partnership (12/1/1999)

Return After-Taxes on Distributions	5.72%	11.56%	8.25%	N/A
Return After-Taxes on Distributions and Sale of Fund Shares	8.07%	10.57%	7.97%	N/A
NAREIT Equity Index (reflects no deduction for fees, expenses or taxes)	8.52%	12.01%	11.52%	11.69%

* The Fund’s Z Shares were not available for purchase for the period ended December 31, 2016.

Investment Adviser

Real Estate Management Services Group, LLC, serves as the investment adviser to the Fund.

Portfolio Managers

The Fund’s portfolio managers are:

Edward W. Turville, CFA, Managing Director, has been a Portfolio Manager to the Fund since its inception.

John Webster, President, has been a Portfolio Manager to the Fund since January 2015.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 32 of the prospectus.

FUND SUMMARY – REMS Real Estate Income 50/50 Fund

Investment Objective

The Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities. The Fund will pursue its income strategy through a portfolio of 50% preferred securities and 50% common equities, rebalanced periodically to offset changes in market valuations. This strategy is intended to produce high relative portfolio income and longer term potential for growth in asset value. The manager may shift the allocation up to a minimum of 25% of either common or preferred real estate equities or a maximum of 75% in either type if in its discretion another allocation within this range would better achieve the Fund’s objectives.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Z Shares which are not reflected in the Example below.

Shareholder Transaction Fees (fees paid directly from your investment)

	Institutional Shares	Platform Shares	Z Shares
Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than ninety (90) days)	2.00%	2.00	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Platform Shares	Z Shares

Management Fee	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	–	0.25%	–
Other Expenses
Shareholder Services Plan	0.09%	0.09%	–
Other Expenses	0.18%	0.18%	0.18%

Total Other Expenses	0.27%	0.27%	0.18%

Total Annual Fund Operating Expenses	0.77%	1.02%	0.68%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.06)%	(0.06)%	(0.06%)

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	0.71%	0.96%	0.62%

(1)
Real Estate Management Services Group, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.70% of the Fund’s average daily net assets until April 30, 2028. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expenses on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the date such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each of the numbers shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$73	$227	$395	$882
Platform Shares	$98	$306	$531	$1,178
Z Shares	$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.42% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth. The Fund will pursue its income strategy though a portfolio of 50% real estate preferred securities and 50% real estate common equities, rebalanced periodically to offset changes in market valuations. This strategy is intended to produce high relative portfolio income and longer term potential for growth in asset value. The manager may shift the allocation up to a minimum of 25% of either real estate common or preferred equities or a maximum of 75% in either type if in its discretion another allocation within this range would better achieve the Fund’s objectives. This strategy often leads to investment in smaller capitalization companies (under $1B).

Under normal conditions, the Fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. These include securities issued by real estate investment trusts (“REITs”) and real estate operating companies. The Fund does not invest in real estate directly.

In selecting Fund investments, the Adviser applies a proprietary Real Estate Multi-Factor Model combined with in-depth industry and company specific research. The Adviser under normal conditions seeks to invest Fund assets in income producing securities issued by real estate companies, consisting primarily of REITs, real estate operating companies, REIT preferreds and real estate debt securities. The portfolio of securities in which the Fund invests will normally represent a broad range of geographic region, property type and tenant.

The portfolio generally will consist of securities of U.S. issuers. The real estate common equity securities generally will be of issuers considered by the Adviser to be undervalued and to have dividend yields greater than the NAREIT equity index. In addition to attractive underlying real estate valuation, the Adviser will seek company fundamentals that may produce dividend increases over time.

The preferred REIT securities and REIT debt securities may consist of investment grade, non- investment grade (also referred to as “junk bonds”) and non-rated securities and will be selected based on the Adviser’s fundamental research related to the issuer as well as the issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. In investing in preferred or fixed income securities, the Adviser will seek attractive dividend yields combined with fixed charge and dividend coverage adequate to cover those obligations.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The Adviser is most likely to employ the use of leverage during periods when dividend yields from the Fund’s investments are in excess of the cost to borrow, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Real Estate Market Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.

Real Estate Investment Trusts Risk. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Finally, investments in REITs also involve the following risks: limited financial resources, infrequent or limited trading, and abrupt or erratic price movements. The distributions the Fund receives from REITS generally will be taxable as ordinary income (to the extent that they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Leverage Risk. The Fund may use leverage in executing its investment strategy. Leverage will increase the volatility of the Fund’s performance and its risk. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The amount of the Fund’s borrowings and the interest rates at which the Fund borrows in particular, will affect the operating results of the Fund. There can be no assurance that a leveraging strategy will be successful.

Stock Market Risk. Stock prices in general rise and fall as a result of Investor’s perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Debt Securities Risk. Debt Securities are issued with a specific interest rate and maturity. Once the securities are issued they are subject to credit risk, and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline.

Interest Rate Risk. The value of bonds and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund’s investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively.

Non-Diversification Risk. The Fund is non-diversified and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the Fund’s portfolio may have a greater impact on the Fund’s net asset value than it would on a diversified fund. The Fund’s share price may fluctuate more than the share price of a comparable diversified fund.

Investment Style Risk. The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to perform more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. This credit risk may also include that the issuer cannot afford to pay the preferred dividend due to tenant vacancies, defaults, or other cash flow issues. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e., a change in tax law that adversely affects the company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Performance Information

The Fund began operations on October 15, 1997 as the CSI Equity Fund (the “CSI Fund”). On April 4, 2011, the CSI Fund’s investment objective and policies were changed. As such, performance information prior to that time is not shown.

The Fund was reorganized from a series of World Funds, Inc., a Maryland corporation, to a series of the World Funds Trust (the “Trust”), a Delaware statutory trust (the “Reorganization) on August 15, 2014. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling toll free 800-673-0550 or at www.theworldfundstrust.com.

The following bar chart shows the Fund’s annual returns for the Institutional Shares of the Fund as of December 31, 2016. The performance of the Fund’s Platform Shares and Z Shares would have different because the expenses of those Classes differ.

Year-By-Year Annual Returns

During the period shown, the highest quarterly return was 9.11% (quarter ended March 31, 2012) and the lowest quarterly return was -4.75% (quarter ended June 30, 2015). The quarterly return for the most recent quarter ended March 31, 2017 was 0.63%.

Average Annual Returns for Periods Ended December 31, 2016*

The table below shows how average annual total returns of the Fund’s Institutional and Platform Shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for the Platform Shares will differ from those of the Institutional Shares and Z Shares as the expenses of the Classes differ.

Return Before Taxes	One Year	Five Years	Since Inception (4/4/2011)

Institutional Shares	9.31%	10.83%	8.95%
Platform Shares	9.05%	10.52%	8.62%

Return After Taxes – Institutional Shares	One Year	Five Years	Since Inception (4/4/2011)

Return After-Taxes on Distributions	4.36%	7.50%	5.81%
Return After-Taxes on Distributions and Sale of Fund Shares	6.16%	7.39%	5.92%
NAREIT Equity Index (reflects no deduction for fees, expenses or taxes)	8.52%	12.01%	10.70%

* The Fund’s Z Shares were not available for purchase for the period ended December 31, 2016.

Investment Adviser

Real Estate Management Services Group, LLC (“REMS”) serves as the investment adviser to the Fund.

Portfolio Managers

The Fund’s Portfolio Managers are:

Edward W. Turville, CFA- Managing Director, has been a Portfolio Manager of the Fund since December 31, 2010.

John Webster- President, has been a Portfolio Manager of the Fund since January, 2015.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 32 of the prospectus.

FUND SUMMARY – REMS International Real Estate Value-Opportunity Fund

Investment Objective

The REMS International Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Z Shares which are not reflected in the Example below.

Shareholder Transaction Fees (fees paid directly from your investment)

	Institutional Shares	Platform Shares	Z Shares
Redemption Fee (as a % of amount redeemed on shares held less than ninety (90) days)	2.00%	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Platform Shares	Z Shares
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees Other Expenses	–	0.25%	–
Shareholder Services Plan	0.03%	0.03%	–
Other Expenses	0.53%	0.53%	0.53%

Total Other Expenses	0.56%	0.56%	0.53%

Total Annual Fund Operating Expenses	1.56%	1.81%	1.53%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest

$10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$159	$493	$850	$1,856

Platform Shares	$184	$569	$980	$2,127

Z Shares	$156	$483	$834	$1,824

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.15% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its Value, Yield-Advantage strategy (as described in more detail below) through investment in international public real estate securities, which may include equity REITs, mortgage REITs, REIT preferreds, and other publicly traded companies whose primary business is in the real estate industry. This strategy may lead to investment in smaller capitalization companies (under $1B). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry outside of the United States. Equity securities can consist of common stocks such as REITS, real estate operating companies and real estate exposed companies. Securities can also include rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

For purposes of the Fund’s investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. These include securities issued by real estate investment trusts (“REITs”) or comparable foreign structures, and real estate operating companies. A domestic REIT is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. The Fund may invest in equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs generate revenue from interest earned on mortgage loans.

Other countries have adopted, or are considering, similar structures whereby such companies would not be subject to corporate income tax in their respective home countries as long as certain similar tax requirements are met, including the distribution of a significant percentage of their net income to shareholders. To the extent the Fund invests in REITS and real estate partnerships, the Fund’s distributions may be taxable as ordinary income to investors because most REIT and real estate partnership distributions come from mortgage interest and rents. As such, the Fund’s distributions may be taxed at the ordinary income rate rather than qualifying for the rate applicable to qualified dividends.

The Fund does not invest in real estate directly. The majority of the Fund’s assets will normally be invested in the securities of companies located in countries other than the United States, although these companies may have investments that provide exposure to the U.S. or Canadian real estate industry. The Fund may invest in securities of issuers located in emerging market countries, but does not expect to invest greater than 30% of assets in such securities. For purposes of the foregoing investment strategies, the Fund considers an issuer to be located in a particular country based on where the issuers is domiciled, where it maintains its headquarters (or primary base of operations) or where its securities are registered and/or traded.

In selecting Fund investments, the Adviser employs its Value, Yield-Advantage investment process, which seeks to invest Fund assets in companies whose underlying real estate assets are trading at a discount to their private market value (i.e., the value of the ownership interested held by a private owner as opposed to a publicly traded company). In selecting Fund investments, the strategy also seeks to find above average dividend yield and strong free cash flow. The Adviser screens its universe of real estate securities for a number of proprietary valuation, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company-specific research to narrow the investment options for the Fund. The Fund may invest in companies without regard to their market capitalization. The Fund’s strategy is an all-cap strategy which means that investments are not made based on securities in REIT indices or benchmarks. The Fund’s investment process is indifferent to index weightings which generally results in a portfolio that is differentiated by company names and percentage exposures. The portfolio of securities in which the Fund invests will normally represent a broad range of geographic regions, property types and tenants. The Fund is non-diversified which means it may hold a smaller number of positions than a fund that is diversified.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The Adviser is most likely to employ the use of leverage during periods when dividend yields from the Fund’s investments are in excess of the cost to borrow, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

The Fund may also utilize leverage by taking short positions totaling up to 30% of the Fund’s total assets. The Adviser would be most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where an individual investment’s fundamental outlook is believed poor relative to its current valuation. The Adviser may short either individual securities and/or index funds to pursue these strategies.

The Fund may engage in various investments such as put and call options on foreign currencies, foreign currency forward contracts, foreign currency futures contracts, and foreign currency swaps for the purpose of hedging the Fund’s foreign currency risk. The Fund may use interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk.

While both leverage and shorting are permitted, neither is required to execute the Fund’s Value, Yield-Advantage investment process. The Fund is long-biased.

Although the Fund intends to invest primarily in equity securities, the Fund may hold for extended periods of time a significant portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit and short-term debt obligations, either due to pending investments or when investment opportunities are limited.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Stock Market Risk. Stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Real Estate Market Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions, changing interest rates, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in the tax laws.

REIT Risks. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. Investments in REITS also involve the following risks:

limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

To the extent the Fund invests in foreign REITs, its distributions may be subject to withholding tax. The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends. Thus, an investment in the Fund may not be suitable for taxable entities.

Interest Rate Risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Foreign Investment Risk/Emerging Markets Risk. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. An emerging market is considered to be a market that is in a transitional phase of its economic development and in the process of building liquid equity, debt and foreign exchange markets.

Foreign Currency Risk. Although the Fund will report its net asset value (NAV) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Leverage Risk. The amount of borrowings from banks, including the rates at which the Fund can borrow in particular and other forms of leverage (e.g., short selling – see Short Sales Risk below), will affect the performance of the Fund. Leveraging the Fund exaggerates changes in the value and in the yield of the Fund’s portfolio. This may result in greater volatility of the net asset value of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage; the Fund’s return would be lower than if leverage had not been used.

Short Sales Risk. The Fund may engage in short sales of securities and index funds in executing its investment strategy. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may also cover its short positions by segregating an amount of the cash or liquid securities on its records equal to the market price of the securities sold short.

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market Risk.”

Non-Diversification Risk. The Fund is non-diversified and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the Fund’s portfolio may have a greater impact on the Fund’s net asset value than it would on a diversified fund. The Fund’s share price may fluctuate more than the share price of a comparable diversified fund.

Investment Style Risk. The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. In light of the Fund’s investment strategies, this approach to investing focuses on the value of the underlying real estate assets of the issuers in which the Fund may invest, or the dividend yield rate or free cash flow of such issuers. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value investing can result in holding portfolios of securities that continue to be undervalued by the markets for long periods of time, thus preventing realization of what the Adviser believes to be the value of the position.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to perform more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e., a change in tax law that adversely affects the company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted.

Currency and Interest Rate Hedging Risk. The Fund may utilize put and call options for the purpose of hedging the Fund’s foreign currency risk. Options are a type of derivative instrument. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives, such as options, to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Imperfect correlation between the options and securities markets may detract from the effectiveness or efficiency of the attempted hedging.

The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

By investing in options, the Fund may be subject to the risk of counterparty default, as well as the potential for unlimited loss.

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies. Currency transactions may include foreign currency forward contracts, foreign currency swaps and foreign currency futures contracts. While futures contracts generally are liquid investments, under certain market conditions they may become illiquid. As a result, the Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s investment in such contracts. Currency hedging can result in losses to the Fund if the currency being hedge fluctuates to a degree or in a direction that is not anticipated.

The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

The Fund may utilize interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk. To the extent the Fund uses Treasury futures, it is exposed to the additional volatility in comparison to investing directly in U.S. Treasury bonds. Futures can be less liquid and involve the risk that anticipated treasury rate movements will not be accurately predicted.

The risks associated with the instruments in this section may be significant. The utilization of these types of instruments can magnify losses more than other types of investments. The extent of losses to which the Fund may be exposed as a result of its use of these derivative instruments is not limited.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.theworldfundstrust.com or by calling toll-free 800-673-0550.

The following bar chart shows the Fund’s annual returns for the Institutional Shares (previously Founders Shares) of the Fund as of December 31, 2016. The performance of the Fund’s Platform Shares and Z Shares would have been different because the expenses of those Classes differ.

During the periods shown in the bar chart, the Institutional Class Shares’ (previously Founders Shares) highest return for a calendar quarter was 7.22% (quarter ending 9/30/2016) and the Institutional Class Shares’ lowest return for a calendar quarter was -5.82% (quarter ending 9/30/2015). The quarterly return for the most recent quarter ended March 31, 2017 was 8.76%.

Average Annual Total Returns for the Period Ended December 31, 2016*

The table below shows how average annual total returns of the Fund’s Institutional Class shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Class Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Institutional Shares	1 Year	Since Inception (3/19/2014)
Return Before Taxes	-0.88%	-0.41%
Return After Taxes
Return After Taxes on Distributions	-1.09%	-0.76%
Return After Taxes on Distributions and Sale of Fund Shares	-0.33%	-0.30%
NAREIT Global ex U.S. Equity Index (reflects no deduction for fees, expenses, or taxes)	1.18%	0.94%

* The Fund’s Platform Shares and Z Shares were not available for purchase for the period ended December 31, 2016.

Investment Adviser

Real Estate Management Services Group, LLC, serves as the investment adviser to the Fund.

Portfolio Managers

The Fund’s portfolio managers are:

Edward W. Turville, CFA – Managing Director, has been a Portfolio Manager to the Fund since its inception in March 2014.

John Webster – President, has been a Portfolio Manager to the Fund since its inception in March 2014.

Quentin Velleley, CFA – Senior Vice President, has been a Portfolio Manager to the Fund since its inception in March 2014.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 32 of the prospectus.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds either through a financial advisor or directly from the Funds. The minimum initial purchase or exchange into Institutional Shares of the Funds is $50,000; $2,500 for Platform Shares; and $100,000 for Z Shares. Subsequent investments must be in amounts of $5,000 or more for Institutional Shares; $100 or more for Platform Shares; and $5,000 or more for Z Shares. The Funds may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Funds’ shares are redeemable on any business day by contacting your financial adviser, or by written request to the Funds, by telephone, or by wire transfer.

Tax Information

The Funds intend to make distributions that may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

REMS Real Estate Value-Opportunity Fund

The REMS Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. The Fund’s 80% investment strategy may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ notice if the Fund decides to change its investment objective or strategy. The remainder of the Fund’s assets will be invested in cash or short-term investments, debt securities or securities of real estate operating companies that pay little or no dividends. The Fund may invest in common stocks of issuers listed on a national securities exchange or traded in the over-the-counter market. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

REMS Real Estate Income 50/50 Fund

The Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred equity securities of companies principally engaged in the real estate industry. The Fund’s 80% investment strategy may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days advance notice if the Fund decides to change its 80% investment strategy. The remainder of the Fund’s assets will be invested in cash or short-term investments, debt securities or securities of real estate operating companies that may pay little or no dividends. The Fund may invest in common stocks of issuers listed on a national securities exchange or traded in the over-the-counter market. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

While the Fund emphasizes investments in common and preferred stocks, it can also buy other equity securities, such as warrants, and securities convertible into common stocks (which may be subject to credit risks and interest rate risks), and bonds. The Adviser considers some convertible securities to be “equity equivalents” because of the conversion feature and in that case their rating has less impact on the Adviser’s investment decision than in the case of other debt securities. The Adviser may also invest in exchange traded funds (ETFs) related to the real estate industry.

REMS International Real Estate Value Opportunity Fund

The REMS International Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry outside of the United States. The Fund’s 80% investment strategy may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days advance notice if the Fund decides to change its 80% investment strategy. The remainder of the Fund’s assets will be invested in cash, short-term investments, or debt securities. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. A majority of the Fund’s assets will normally be invested in companies located in a number of different countries other than the United States. The Fund may invest in securities of issuers located in emerging market countries, but does not expect to invest greater than 30% of its assets in such securities. For purposes of the foregoing investment strategies, the Fund considers an issuer to be located in a particular country based on where the issuer is domiciled, where it maintains its headquarters (or primary base of operations) or where its securities are registered and/or traded. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs).

Additional Strategy Information for All Funds

Real Estate Companies. For purposes of the Funds’ investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

REITs. The Funds may invest in shares of REITs. A REIT is a separately managed trust that makes investments in various real estate assets. REITs pool investor’s funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income or net capital gains distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies, and each Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

•	Types of REITs. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. The Fund invests primarily in equity REITs.

•
Equity REITs. Equity REITs are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by investing in and selling properties that have appreciated in value.

•
Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Real Estate Operating Companies. The Funds may invest in real estate operating companies (“REOCs”), which are publicly traded real estate companies that have not elected to be taxed as REITs. The three primary reasons for not making that election are: (a) a REOC may carry forward net operating losses; (b) a REOC may operate lines of businesses that generate income and would not qualify as a business that a REIT may operate and would not retain its tax status; and (c) a REOC may retain and reinvest its earnings whereas a REIT must distribute substantially all of its taxable income every year to retain its tax status.

Real Estate Exposed Companies and Other Securities. The Funds may invest in companies whose primary business is not real estate, but where the majority of the companies’ assets or cash flows are real estate related. While the Fund emphasizes investments in common stocks, it can also buy other equity securities, such as preferred stocks, warrants, and securities convertible into common stocks (which may be subject to credit risks and interest rate risks), and bonds. The Adviser considers some convertible securities to be “equity equivalents” because of the conversion feature and in that case their rating has less impact on the Adviser’s investment decision than in the case of other debt securities. The Adviser may also invest in exchange traded funds (ETFs) related to the real estate industry.

Illiquid and Restricted Securities. Although the Funds do not generally invest in illiquid securities, investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investor or may require registration under federal securities laws before they can be sold publicly. Each Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Temporary Defensive and Interim Investments. In times of adverse market, economic, political or other conditions, the Funds may invest up to 100% of its respective assets in temporary defensive investments that are inconsistent with the Fund’s principal investment strategies. If the Fund does so, the Fund may not achieve its investment objective. Cash equivalent investments that may be purchased by the Fund include short-term, high-quality debt securities, money market instruments, bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities purchased by the Fund must have received one of the two highest credit ratings from a nationally recognized statistical rating organization or be of comparable quality, as determined by the Adviser. The Fund may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions which hold the types of securities described above. In addition, cash not invested in equity securities may be invested in fixed income securities (“Bonds”) pending investment in equity securities, as well as to maintain liquidity. Bonds and money market securities, while generally less volatile than equity securities, are subject to interest rate and credit risks.

ADDITIONAL INFORMATION ABOUT RISK – ALL FUNDS

The Funds expect to invest primarily in common stocks and other equity securities (including preferred securities) issued by real estate companies. The main risk is that the value of the stocks the Funds hold might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. An investment in the Funds is not guaranteed, and you may lose money by investing in the Funds. The Funds are not a complete investment program. The Funds have been designed to provide exposure to securities of real estate companies and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. The risks associated with an investment in the Funds include:

Real Estate Market Risk. The real estate industry is particularly sensitive to economic downturns. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs and poor management. Other risks that can adversely affect the value of securities in the real estate industry include: extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values; and the appeal of properties to tenants and changes in interest rates.

Real Estate Investment Trusts Risk. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. If a REIT fails to qualify as a REIT in any taxable year, it will be subject to federal income tax on its taxable income at regular corporate rates. This could result in a discontinuation or substantial reduction in dividends to the REIT stockholders. Moreover, unless entitled to relief under certain statutory provisions, it could also be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost.

Investment in Smaller Companies Risk. The Funds may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Those shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Leverage Risk. The amount of borrowings, and the rates at which the Funds can borrow in particular, will affect the performance of the Funds. To the extent leveraging is permitted for a particular Fund, leveraging exaggerates changes in the value and in the yield of a Fund’s portfolio. This may result in greater volatility of the net asset value of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage, a Fund’s return would be lower than if leverage had not been used.

A Fund could lose more than the amount they invest. Any borrowing will be done pursuant to a prime brokerage arrangement under which loans will be payable on demand by the lender and can be prepaid by the Funds at any time, without penalty. If the securities pledged to a Fund’s lender decline in value, or if the lender determines that additional collateral is required for any other reason, the Fund could be required to repay the loans, provide additional collateral or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden drop in the value of a Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its debt. A Fund will not use leverage if the Adviser anticipates that leveraged assets would result in a lower return to shareholders than the Fund could obtain over time without leverage.

Interest Rate Risk. The value of bonds and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a Fund’s investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

Credit Risk. Credit risk is the risk that the issuer of a bond or other security will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Low quality bonds involve high credit risk and are considered speculative.

Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. If the principal payments of a REIT’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT’s cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a real estate company’s obligation to comply with financial covenants (such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations) may restrict a company’s range of operating activity. A real estate company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

Concentration Risk. The Funds will concentrate their investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Funds will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market Risk.”

Non-Diversification Risk. The Funds are non-diversified and take larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in a Fund’s portfolio may have a greater impact on the Fund’s net asset value than it would on a diversified fund. Each Fund’s share price may fluctuate more than the share price of a comparable diversified fund.

Investment Style Risk. The Funds pursue a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, a Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Stock Market and Debt Securities Risks. The Fund may invest in equity securities, which include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services, and a company’s performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which a Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities. Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to a Fund. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid that securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Additional Risks Applicable to the REMS Real Estate Value-Opportunity Fund

Short Sales Risk. The Fund may engage in short sales. To effect a short sale, the Fund’s brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver that security by purchasing it at the market price. A short sale position may be taken if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. In addition, short positions may be taken if, in the opinion of the Adviser, such positions will reduce the risk inherent in taking or holding long positions. The extent to which the Fund engages in short sales will depend upon its investment strategy and perception of market direction. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover”. The Fund may have a high portfolio turnover rate of over 100% annually, although the Adviser anticipates that portfolio turnover will normally be less than 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing their taxable distributions.

Additional Risks Applicable to the REMS International Real Estate Value-Opportunity Fund

Foreign Investment Risk/Emerging Markets Risk. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments. The Fund may invest in foreign REIT or other structures that are externally advised or otherwise have conflicts with shareholders. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Exposure to foreign markets may increase the risk of negative external political events on investment performance. An emerging market is considered to be a market that is in a transitional phase or its economic development and in the process of building liquid equity, debt and foreign exchange markets.

Certain non-U.S. real estate companies in which the Fund may invest may constitute “passive foreign investment companies.” This may subject the Fund to U.S. federal tax and interest charges, or may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Fund may be required to liquidate other investments to meet its distribution requirements for qualification as a “regulated investment company”.

Foreign Currency Risk. Although the Fund will report its net asset value (NAV) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

THE INVESTMENT ADVISER

Real Estate Management Services Group, LLC, a Florida limited liability corporation organized in May 2002, serves as the Adviser for each Fund pursuant to an investment advisory agreement with the Trust. The principal office of the Adviser is 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102. Prior to its formation as an independent adviser, the Adviser operated as a division of Beach Investment Counsel (“BIC”) from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the Adviser. As of March 31, 2017, the Adviser had approximately $971 million in assets under management.

With regard to the REMS Real Estate Value-Opportunity Fund, the Adviser also served as the investment adviser to the Partnership and the Predecessor Fund prior to its reorganization into the World Funds Trust. With regard to the REMS Real Estate Income 50/50 Fund, the Predecessor Fund began operations on October 15, 1997 as the CSI Equity Fund, (the “CSI Fund”), advised by CSI Capital Management, LLC (the “Predecessor Adviser”) under a different investment objective. On April 4, 2011, the shareholders of the Predecessor Fund approved a new investment advisory agreement relating to the Predecessor Fund and the Adviser and the Fund’s investment objective and policies were changed as reflected herein.

The Adviser, subject to the general supervision of the Board, manages the Funds in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records. Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00%, 0.50%, and 1.00% of the average daily net assets of the REMS Real Estate Value-Opportunity Fund, REMS Real Estate 50/50 Fund and the REMS International Real Estate Value-Opportunity Fund, respectively. For the fiscal year ended December 31, 2016, the Adviser received investment advisory fees from the REMS Real Estate Value-Opportunity Fund, REMS Real Estate 50/50 Fund and the REMS International Real Estate Value-Opportunity Fund at the annual rate of 0.99%, 0.44% and 0.00%, respectively, of each Fund’s average daily net assets.

In the interest of limiting the expenses of each of the Funds, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees so that the ratio of total annual operating expenses will not exceed 1.25%, and 0.70% of the average daily net assets of the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund respectively, until April 30, 2028. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board. The Adviser will be entitled to reimbursement of any fees waived pursuant to this agreement. The total amount of reimbursement recoverable by the Adviser with respect to a particular Fund is the sum of all fees previously waived or reimbursed by the Adviser to the applicable Fund during any of the previous three (3) years, less any reimbursement previously paid; provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Fee waivers and reimbursements by the Adviser with regard to each predecessor fund will continue to be recoverable. Such recoupment was approved by shareholders in connection with the reorganization of the Funds into the Trust. With respect to the REMS International Real Estate Value-Opportunity Fund, the Adviser has agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.25% of the Fund’s average daily net assets until September 30, 2017. The Adviser will have no opportunity to recoup these expense waivers and expense reimbursements at any time in the future.

A discussion regarding the basis for the Board’s approval of each Fund’s Advisory Agreement with Real Estate Management Services Group, LLC is available in the Funds’ annual report to shareholders dated December 31, 2016.

THE PORTFOLIO MANAGERS

Edward W. Turville, CFA, has served as a Portfolio Manager to each Fund since its inception. He co-founded the Advisor in 2002 and serves as Managing Director.

John Webster, has served as a Portfolio Manager to the REMS International Real Estate Value-Opportunity Fund since its inception in March 2014, and as a Portfolio Manager to the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund since January 2015.

Quentin Velleley, CFA – Senior Vice President, has been a Portfolio Manager to the REMS International Real Estate Value-Opportunity Fund since its inception in March 2014.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Funds.

HOW TO BUY SHARES

You may purchase Shares of the Funds through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the First Dominion Capital Corp. (the “Distributor”) to sell shares of the Funds (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 673-0550. There are no sales charges in connection with purchasing Shares of the Funds. Financial Intermediaries who offer Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Funds as the policies and procedures may be different. The price you pay for a share of the Funds is the asset value next determined upon receipt of your purchase request by the Transfer Agent or Financial Intermediary. The Funds will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf.

Certain Financial Intermediaries may have agreements with the Funds that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Funds by the time the Funds price their shares on the following business day. The Funds are not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.

Share Class Alternatives – Each Fund offers three different classes of shares (Institutional Shares, Platform Shares and Z Shares) through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and fees and may have different share prices and minimum investment requirements. When you buy shares, be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Small Account Balances – If the value of your account falls below the minimum account balance of $2,500, the Funds may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below this amount solely as a result of Fund performance. Please check with your financial intermediary concerning required minimum account balances. You should note that should such a redemption occur with regards to a non-retirement account, such redemption would be subject to taxation. Please refer to the section entitled “Dividends, Distributions and Taxes” below.

Minimum Investments – The minimum initial investment for Institutional Shares of the Funds is $50,000; $2,500 for Platform Shares; and $100,000 for Z Shares. Subsequent investments must be in amounts of $5,000 or more for Institutional Shares; in amounts of $100 or more for Platform Shares; and in amounts of $5,000 or more for Z Shares. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Customer Identification Program – To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Purchases by Mail – For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Funds. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire – You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Funds toll free at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Funds’ records. You will not have access to your shares until the Funds’ records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General – The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the Funds’ management, such withdrawal is in the best interest of a Fund. An order to purchase Shares is not binding on, and may be rejected by, a Fund until it has been confirmed in writing by the Funds and payment has been received. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Funds in Proper Form (as defined below).

Proper Form – Your order to buy shares is in Proper Form when your completed and signed account application and check or wire payment is received by the Transfer Agent. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Other Purchase Information – You may purchase and redeem Fund shares, or exchange shares of the Funds for those of another, by contacting any broker authorized by the Distributor to sell shares of the Funds, by contacting the Funds toll free at (800) 673-0550 or by contacting Commonwealth Fund Services, Inc. (the “Transfer Agent”), each Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. If you hold an account through a Financial Intermediary, you may purchase and redeem Fund shares, or exchange shares of the Funds for those of another, by contacting your Financial Intermediary. Financial Intermediaries may charge transaction fees for the purchase or sale of the Funds’ shares, depending on your arrangement.

Eligibility for Z Shares – You may generally open an account and purchase Z shares only through fee-based programs of investment dealers that have special agreements with the Funds’ Distributor, through financial intermediaries that have been approved by, and that have special arrangements with, the Funds’ Distributor to offer Z Shares to self-directed investment brokerage accounts that may charge a transaction fee to investors, through certain registered investment advisers and through other intermediaries approved by the Funds’ Distributor. These intermediaries typically charge on-going fees to investors for services they provide. Intermediary fees are not paid by the Funds and are paid by investors and normally range from 0.08% to 0.10% of assets annually, depending on the services offered.

HOW TO SELL SHARES

You may redeem your Shares of the Funds at any time and in any amount by contacting your Financial Intermediary or by contacting the Funds by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper order.” The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. Each Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. Payment of redemption proceeds will be made promptly as instructed via check, wire or automated clearing house (ACH), but no later than the seventh calendar day following the receipt of the request in proper order. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

The Funds typically expect to meet redemption requests through cash holdings or cash equivalents and expect to use cash holdings or cash equivalents on a regular basis. To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Funds will meet redemption requests by either (i) rebalancing their overweight securities or (ii) selling portfolio assets. In addition, if the Trustees determine that it would be detrimental to the best interest of the Funds’ remaining shareholders to make payment in cash, the Funds may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

A 2.00% redemption fee is deducted from the proceeds of the REMS Real Estate Income 50/50 Fund’s and REMS International Real Estate Value-Opportunity Fund’s Institutional Shares and Platform Shares, if shares are redeemed within ninety (90) days after purchase (including shares to be exchanged). However, the redemption fee will not be deducted from the proceeds of Shares exchanged into Z Shares. The Fund’s Board of Trustees have approved this redemption fee which is paid directly to the Fund and is intended to discourage market timing and to help defray the expenses to the Fund of short-term trading activities. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order.

If you sell Institutional Shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Funds determine that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Funds receive a completed account application for the account to permit the Funds to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail – To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: the name of the Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone – You may redeem your shares by telephone provided you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption by Wire – If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire. There is no charge to shareholders for redemptions by wire.

The Funds will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Redemption in Kind – The Funds do not intend, under normal circumstances, to redeem shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing each Fund’s net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeem during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Funds’ election.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions – Dividends from net investment income, if any, are declared and paid quarterly. The Funds intend to distribute annually any net capital gain.

Dividends and distributions will automatically be reinvested in additional shares of the Funds, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it may not be to your advantage to buy shares of the Funds shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check each Fund’s distribution schedule before you invest.

Taxes – In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional shares of the Funds or receive them in cash. Any long-term capital gain the Funds distribute are taxable to you as long-term capital gain no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gain of the Funds) will generally be taxable to you as ordinary income. Distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gain. Distributions attributable to dividends received by the Funds from a REIT do not qualify for qualified dividend income treatment. Each year (generally in the first several months of each year), you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December. Following year-end, a portion of the dividends paid by REITs may be re-characterized for tax purposes as capital gain and/or return of capital. To the extent this occurs, distributions paid by the Funds during the year also will be reclassified to reflect these REIT re-characterizations. In order to appropriately re-characterize the distributions paid by REITs and report accurate tax information to you, the Funds must gather year-end tax information issued by each REIT owned by the Fund during the calendar year. Therefore, the Funds will file a 30-day extension with the Internal Revenue Service that extends the deadline for the Fund to issue Form 1099-DIV to shareholders.

When you sell shares of the Funds, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Funds for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Funds.

By law, the Funds must withhold 28% of your taxable distribution and proceeds if you: (1) have failed to provide a correct taxpayer identification number (TIN); (2) are subject to backup withholding by the Internal Revenue Service (the “IRS”); (3) have failed to provide the Funds with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).

Cost Basis Reporting – Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each Fund’s shareholders’ Consolidated Form 1099’s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Each Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than each Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of the covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

At the time that this prospectus is being prepared there are various tax reform proposals under consideration. It is not possible at this time to determine whether any of these proposals might become law and if so how they might affect the Funds and their shareholders.

NET ASSET VALUE

Each Fund’s share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the “Valuation Time”). As of the date of this prospectus, the Funds have been informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of each Fund’s investments and other assets attributable to the Fund’s Institutional, Platform, or Z Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Funds, the NAV of the various classes of the Funds may vary.

FAIR VALUE PRICING

Each Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Trust uses fair value pricing to determine the NAV per share of a Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of each Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Adviser of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The REMS Real Estate Income 50/50 Fund and REMS International Real Estate Value-Opportunity Fund will assess a 2.00% redemption fee on Institutional Shares and Platform Shares of the Funds redeemed within 90 days of purchase as a percentage of amount redeemed. However, the redemption fee will not be deducted from the proceeds of Shares exchanged into Z Shares. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of long-term shareholders. The “first in-first out” (“FIFO”) method is used to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The fee does not apply to Fund shares acquired through the reinvestment of dividends and the Automatic Investment Plan or shares redeemed through the Systematic Withdrawal Program. The Funds reserve the right to change the terms and amount of this fee upon at least a 30-day notice to shareholders.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Funds and if, as a result of this monitoring, the Funds believe that a shareholder has engaged in frequent trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with the Funds under the same taxpayer identification number shall be precluded from investing in the Funds (including investment that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Funds before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

These policies and procedures will be applied uniformly to all shareholders and, subject to certain permissible exceptions as described above, the Funds will not accommodate abusive Frequent Trading. The policies also apply to any account, whether an individual account or accounts with Financial Intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor and detect Frequent Trading activity through omnibus accounts is very limited and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Funds will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that may require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Funds identify that excessive short-term trading is taking place in a participant-directed employee benefit plan account, the Funds or their Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Funds to close the account of an entire plan due to the activity of a limited number of participants. However, the Funds will take such actions as deemed appropriate in light of all the facts and circumstances.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

GENERAL INFORMATION

Signature Guarantees – To help protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Automatic Investment Plan – Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege – To the extent that the Adviser manages other Funds in the Trust, you may exchange all or a portion of your shares in the Funds for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. As of the date of this Prospectus, the Adviser manages three Funds in the Trust.

Note that Institutional Shares and Platform Shares of a Fund may be exchanged into Z Shares of that Fund or another Fund so long as the eligibility requirements of Z Shares are met.

Frequent Trading can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Funds would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The

Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Funds’ assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares – If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports – Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications – The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Fund at (800) 673-0550.

General – The Funds will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Distribution Arrangements – The Funds are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s distributor. Investment professionals who offer Institutional Shares may request fees from their individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1 Fees – The Board has adopted a Distribution Plan for each Fund’s Platform Shares (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of the Platform Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Funds finance these distribution and service activities through payments made to the distributor. The fee paid to the distributor is computed on an annualized basis reflecting the average daily net assets of the class, up to a maximum of 0.25% for expenses of the Platform Shares. With respect to Platform Shares, 0.25% represents 12b-1 distribution fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of the Platform Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The 12b-1 Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and they therefore may be used to pay for certain expenditures related to financing distribution related activities of the Funds.

Shareholder Servicing Plan – Each of the Funds has adopted a shareholder services plan with respect to its Institutional and Platform Shares. Under a shareholder services plan, each of the Funds may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder’s account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment “sweep” functions; and 8) furnishing investment advisory services.

Because the Funds have adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Funds believe the shareholder services plan are not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Funds, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Funds will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

The Funds do not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Funds also do not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Funds and any compensation the authorized firm may receive directly from its clients.

Payments to Financial Intermediaries – Certain financial intermediaries that maintain “street name” or omnibus accounts with the Funds provide sub-accounting, recordkeeping and/or administrative services to the Funds and are compensated for such services by the Funds. For more information, please refer to the SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Institutional Shares, and Platform Shares of the Funds. Z Shares have not yet commenced operations as of the date of this Prospectus. The information is intended to help you understand each Fund’s financial performance for the past five years (or since inception in the case of the REMS International Real Estate Value-Opportunity Fund). Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Shares of the Funds, assuming you reinvested all of your dividends and distributions.

The REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund were each reorganized from separate series of World Funds, Inc. to series of World Funds Trust on August 15, 2014. The financial highlights for the periods presented reflect the Funds both prior to and post-reorganization and have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with each Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders (the “Annual Report”) and is incorporated by reference into the SAI. Copies of the Annual Report and the SAI may be obtained at no charge by calling (800) 673-0550.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Institutional Class Shares(1)

	Years Ended December 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$16.01	$17.79	$15.53	$14.24	$11.38

Investment activities

Net investment income (loss)	0.14	0.11	0.11	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.44	(0.27)	2.74	1.97	3.21

Total from investment activities	1.58	(0.16)	2.85	2.09	3.30

Distributions
Net investment income	(0.15)	(0.11)	(0.12)	(0.11)	(0.09)
Realized gains	(2.27)	(1.51)	(0.47)	(0.69)	-
Return of capital	-	-	-	-	(0.35)

Total distributions	(2.42)	(1.62)	(0.59)	(0.80)	(0.44)

Net asset value, end of year	$15.17	$16.01	$17.79	$15.53	$14.24

Total Return	9.89%	(0.95% )	18.48%	14.75%	29.29%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross(A)	1.40%	1.41%	1.36%	1.45%	1.74%
Expenses, net of fees paid indirectly/before waiver or recovery	1.40%	1.41%	1.36%	1.44%	1.70%
Expenses, net of fees paid indirectly and waiver or recovery	1.39%	1.41%	1.36%	1.44%	1.70%
Net investment income	0.86%	0.63%	0.67%	0.75%	0.69%
Portfolio turnover rate	34.05%	50.77%	42.46%	40.88%	43.19%
Net assets, end of year (000’s)	$259,803	$356,188	$418,902	$288,683	$153,557

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.
(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund’s expense limitation agreement.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Platform Class Shares(1)

	Year ended December 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$15.86	$17.64	$15.40	$14.13	$11.29

Investment activities
Net investment income	0.10	0.07	0.07	0.08	0.06
Net realized and unrealized gain on investments	1.42	(0.27)	2.71	1.95	3.18

Total from investment activities	1.52	(0.20)	2.78	2.03	3.24

Distributions
Net investment income	(0.10)	(0.07)	(0.09)	(0.07)	(0.05)
Realized gains	(2.27)	(1.51)	(0.45)	(0.69)	-
Return of capital	-	-	-	-	(0.35)

Total distributions	(2.37)	(1.58)	(0.54)	(0.76)	(0.40)

Net asset value, end of year	$15.01	$15.86	$17.64	$15.40	$14.13

Total Return	9.62%	(1.22% )	18.17%	14.42%	28.98%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross(A)	1.65%	1.66%	1.61%	1.70%	1.99%
Expenses, net of fees paid indirectly/before waiver or recovery	1.65%	1.66%	1.61%	1.69%	1.95%
Expenses, net of fees paid indirectly and waiver or recovery	1.64%	1.66%	1.61%	1.69%	1.95%
Net investment income	0.61%	0.38%	0.42%	0.50%	0.44%
Portfolio turnover rate	34.05%	50.77%	42.46%	40.88%	43.19%
Net assets, end of year (000’s)	$25,074	$36,871	$38,509	$34,637	$4,163

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.
(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund’s expense limitation agreement.

REMS REAL ESTATE INCOME 50/50 FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Institutional Class(B)

	Years ended December 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$13.02	$14.68	$12.54	$13.34	$11.86

Investment activities
Net investment income (loss)(1)	0.69	0.43	0.44	0.51	0.54
Net realized and unrealized gain (loss) on investments	0.51	(0.04)	2.39	(0.32)	1.73

Total from investment activities	1.20	0.39	2.83	0.19	2.27

Distributions
Net investment income	(0.48)	(0.46)	(0.45)	(0.50)	(0.53)
Net realized gain	(1.22)	(1.59)	(0.14)	(0.45)	(0.10)
Return of capital	-	-	(0.10)	(0.04)	(0.16)

Total distributions	(1.70)	(2.05)	(0.69)	(0.99)	(0.79)

Net asset value, end of year	$12.52	$13.02	$14.68	$12.54	$13.34

Total Return	9.31%	2.69%	23.04%	1.34%	19.49%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross (A)	0.77%	0.84%	0.85%	0.86%	0.96%
Expenses, net of fees paid indirectly/ before waiver or recovery	0.77%	0.84%	0.85%	0.86%	0.96%
Expenses, net of fees paid indirectly and waiver or recovery	0.71%	0.80%	0.80%	0.80%	0.81%
Net investment income (loss)	5.13%	2.99%	3.23%	3.71%	4.20%
Portfolio turnover rate	29.42%	26.89%	22.72%	39.75%	24.88%
Net assets, end of year (000’s)	$89,635	$101,451	$137,969	$119,900	$117,268

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.
(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund’s expense limitation agreement.
(B) The Board of Directors of the World Funds, Inc. approved the change in name of the “Investor” share class to the “Institutional”

REMS REAL ESTATE INCOME 50/50 FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Platform Class(B)

	Years ended December 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$12.89	$14.55	$12.43	$13.22	$11.76

Investment activities
Net investment income (loss)(1)	0.65	0.39	0.41	0.46	0.49
Net realized and unrealized gain (loss)
on investments	0.51	(0.04)	2.36	(0.31)	1.70

Total from investment activities	1.16	0.35	2.77	0.15	2.19

Distributions
Net investment income	(0.45)	(0.42)	(0.41)	(0.45)	(0.49)
Net realized gain	(1.22)	(1.59)	(0.14)	(0.45)	(0.10)
Return of capital	-	-	(0.10)	(0.04)	(0.14)

Total distributions	(1.67)	(2.01)	(0.65)	(0.94)	(0.73)

Net asset value, end of year	$12.38	$12.89	$14.55	$12.43	$13.22

Total Return	9.05%	2.46%	22.74%	1.03%	18.98%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross (A)	1.02%	1.09%	1.10%	1.20%	1.31%
Expenses, net of fees paid indirectly/ before waiver or recovery	1.02%	1.09%	1.10%	1.20%	1.31%
Expenses, net of fees paid indirectly and waiver or recovery	0.96%	1.05%	1.05%	1.14%	1.16%
Net investment income	4.88%	2.74%	2.98%	3.37%	3.85%
Portfolio turnover rate	29.42%	26.89%	22.72%	39.75%	24.88%
Net assets, end of year (000’s)	$2,500	$2,479	$2,488	$2,417	$2,259

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.
(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund’s expense limitation agreement
(B) The Board of Directors of the World Funds, Inc. approved the change in name of the Class A shares to the Platform Class shares effective November 15, 2013.

REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Founders Class Shares(A)

			March 19, 2014*
	Year ended	Year ended	through
	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of period	$9.65	$10.07	$10.00

Investment activities
Net investment income (1)	0.28	0.19	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.36)	(0.32)	0.06

Total from investment activities	(0.08)	(0.13)	0.11

Distributions
Net investment income	(0.09)	(0.15)	(0.04)
Realized gains	-	(0.14)	-

Total distributions	(0.09)	(0.29)	(0.04)

Net asset value, end of period	$9.48	$9.65	$10.07

Total Return	(0.88% )	(1.31% )	1.06%	***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.56%	2.64%	3.33%	**
Expenses, net of management fee waivers and reimbursements	0.01%	0.00%	0.00%	**
Net investment income	2.92%	1.91%	0.61%	**
Portfolio turnover rate	40.15%	15.25%	1.47%	***
Net assets, end of period (000’s)	$20,336	$8,759	$4,037

*Commencement of operations
** Annualized
*** Not annualized

(1) Per share amounts calculated using the average shares outstanding throughout the period.
(A) Effective June 28, 2017, the Founders Class shares were re-named Institutional Class Shares.

FOR MORE INFORMATION ABOUT THE FUNDS -

Each Fund’s annual and semi- annual reports will contain more information about the Funds. Each Fund’s annual reports will contain a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

For more information about the Funds, you may wish to refer to the Funds’ Statement of Additional Information (the “SAI”) dated June 28, 2017, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 673-0550, by e-mail at: mail@ccofva.com or on the World Funds Trust website at www.theworldfundstrust.com. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Information about the Trust, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811- 22172